UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                  Investment Company Act File Number: 811-9105



                              New World Fund, Inc.
               (Exact Name of Registrant as specified in charter)

                              333 South Hope Street
                          Los Angeles, California 90071
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (213) 486-9200

                    Date of fiscal year end: October 31, 2003

                   Date of reporting period: October 31, 2003





                                Vincent P. Corti
                     Capital Research and Management Company
                              333 South Hope Street
                          Los Angeles, California 90071
                     (name and address of agent for service)


                                   Copies to:
                               Richard M. Phillips
                           Kirkpatrick & Lockhart LLP
                       Four Embarcadero Center, 10th Floor
                             San Francisco, CA 94111
                          (Counsel for the Registrant)





ITEM 1 - Reports to Stockholders

[logo - American Funds(R)]

The right choice for the long term(R)

NEW WORLD FUND

Yielding opportunities:
The role of bonds in New World Fund

[photo of three (3) people on a motorbike, one carrying a computer monitor]

Annual report for the year ended October 31, 2003

NEW WORLD FUND(R) seeks long-term growth of capital by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets.

This fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For more than seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents                                                           page

Letter to shareholders                                                1

The value of a long-term perspective                                  4

Yielding opportunities: The role of bonds
in New World Fund                                                     5

Investment portfolio                                                 10

Equity securities added and eliminated                               19

Financial statements                                                 20

Directors and officers                                               32

The American Funds family                                    back cover

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2003 (the most recent calendar quarter):

                                                                                 1 year           Lifetime (since 6/17/99)

CLASS A SHARES reflecting 5.75% maximum sales charge                             +24.32%                   +0.55%

Results for other share classes can be found on page 31. For the most current investment results, please refer to americanfunds.com. Please see the inside back cover for important information about other share classes.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES (ESPECIALLY IN DEVELOPING COUNTRIES) INVOLVES ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY, DIFFERING SECURITIES REGULATIONS AND PERIODS OF ILLIQUIDITY. HIGH-YIELD BONDS ARE SUBJECT TO GREATER FLUCTUATIONS IN VALUE AND RISK OF LOSS OF INCOME AND PRINCIPAL. FOR MORE COMPLETE INFORMATION, PLEASE READ THE PROSPECTUS.

FELLOW SHAREHOLDERS:

Global stocks continued their show of strength over the past six months, making for robust gains over the fund's entire fiscal year. Developing-country stocks generally outpaced their developed-world counterparts. Developing-country bonds, meanwhile, slowed their pace as investor interest in equities held bonds to more modest gains.

INVESTMENT RESULTS

For the 12-month period ended October 31, 2003, the value of an investment in New World Fund rose 37.2% if, like most shareholders, you reinvested the dividend of 25.2 cents that was paid in December 2002.

As you can see in the "Results at a Glance" table below, New World Fund bested its primary benchmark, the Morgan Stanley Capital International (MSCI) All Country World Free Index. The fund's diversified portfolio also provided better returns than developed-country stocks in general, as measured by the MSCI World index, but lagged developing-country stocks as measured by the MSCI Emerging Markets Free index. The fund continues to outpace both indexes over its lifetime.

With the goal of reducing volatility while pursuing long-term capital appreciation, New World Fund blends three types of investments -- stocks of multinational companies based in the developed world with significant exposure to the developing world, stocks of companies based in the developing world, and government and corporate bonds of developing-country issuers. Over the fund's lifetime, its diversified portfolio has helped an investment in the fund retain more of its value during periods of declining stock prices and participate in gains made during periods of rising prices.

THE INVESTMENT ENVIRONMENT

Global stock prices rose for most of the fund's fiscal year, stalling temporarily with the onset of war in Iraq before resuming their upward climb. In general, prices rose in reflection of improving economic data and better-than-expected corporate profits. For U.S. investors, price gains were amplified by a sharp decline in the value of the U.S. dollar versus other currencies.


RESULTS AT A GLANCE

Average annual total returns with all distributions reinvested

                                                                            12 months                     Lifetime
                                                                       (11/1/02-10/31/03)              (since 6/17/99)

New World Fund                                                               +37.19%                       +3.41%
Morgan Stanley Capital International (MSCI)
     All Country World Free Index                                            +25.25                        -3.80
MSCI World Index                                                             +24.32                        -3.87
MSCI Emerging Markets Free (EMF) Index                                       +48.74                        +2.00
JP Morgan Emerging Markets Bond Index Plus                                   +31.20                       +14.94

Because New World Fund invests in companies based in both the developed and developing worlds, its most appropriate benchmark is the MSCI All Country World Free Index, which blends the MSCI World and EMF indexes, weighted by market capitalization. The MSCI World Index measures 23 developed country stock markets, while the MSCI EMF Index measures 26 developing country stock markets. New World Fund also invests in developing country government and corporate bonds. The JP Morgan Emerging Markets Bond Index Plus measures total returns for developing country bonds. The indexes are unmanaged and do not reflect the effects of sales charges, commissions or expenses.



WHERE THE FUND'S ASSETS ARE INVESTED

Geographical distribution of net assets on October 31, 2003

DEVELOPED MARKET EQUITIES                 30.3%
     ASIA
         Taiwan                            3.0
         Hong Kong                         2.8
         Japan                             2.1
         Singapore                          .6
         Australia                          .2

     THE AMERICAS
         United States                     8.2
         Canada                            1.1

     EUROPE
         United Kingdom                    4.0
         Spain                             1.1
         Netherlands                       1.0
         Switzerland                       1.0
         France                            1.0
         Austria                            .9
         Norway                             .9
         Portugal                           .8
         Finland                            .5
         Ireland                            .5
         Denmark                            .4
         Greece                             .2

DEVELOPING MARKET EQUITIES                50.9%
     ASIA
         South Korea                      11.9
         India                             7.8
         Philippines                       3.8
         Indonesia                         3.3
         Malaysia                          2.9
         Thailand                          2.3
         China                             1.3

     THE AMERICAS
         Brazil                            8.6
         Mexico                            4.9
         Chile                              .9

     EUROPE
         Hungary                            .7
         Russia                             .7
         Poland                             .4
         Turkey                             .3
         Croatia                            .3

     AFRICA/MIDDLE EAST
         Israel                             .7
         South Africa                       .1

DEVELOPED MARKET BONDS                      .2%
         Netherlands                        .2

DEVELOPING MARKET BONDS                   11.1
     ASIA
         Philippines                       1.0

     THE AMERICAS
         Mexico                            2.3
         Panama                            1.6
         Brazil                            1.1
         Peru                               .8
         Colombia                           .2
         Argentina                          .2
         Venezuela                          .1

     EUROPE
         Russia                            2.7
         Turkey                            1.0
         Poland                             .1

CASH & equivalents                         7.5

TOTAL                                    100.0%


Adding to the favorable investment climate, inflation has remained low around the world, as have short-term interest rates. Both trends have helped to spur an increase in business spending, as well as keeping consumer spending at strong levels. Indeed, consumption is higher around the world, giving a welcome boost to the U.S. and global economies. U.S. economic growth was particularly strong in the second and third quarters of 2003, raising hopes that the U.S. economic engine will begin to raise growth rates around the world.

THE FUND'S PORTFOLIO

New World Fund's investment adviser, Capital Research and Management Company, invests with a long-term focus based on thorough research into individual companies. This company-by-company approach helps to achieve both geographic and industry diversification. As of October 31, you were part-owner through the fund of more than 135 companies in 36 countries across a broad range of industries.

Here is a brief look, arranged by the fund's three principal asset classes, at some of the companies and recent developments that have had an impact on your investment.

DEVELOPED-COUNTRY EQUITIES

Electronic equipment, banking and diversified telecommunication companies led the fund's returns over the past year. Among the developed-world electronics companies in the fund's portfolio, Hong Kong's Kingboard Chemical rose 127.0% and Taiwan's Hon Hai Precision Industry gained 48.6%. Both companies are beneficiaries of the upward trend in business spending on equipment and infrastructure.

Banking ended the year as the fund's second largest industry concentration. Our holdings in the developed world made gains of varying strength: HSBC Holdings gained 38.2% for the year, followed by Australia and New Zealand Banking Group (+20.5%), Allied Irish Banks (+3.7%) and United Overseas Bank (+3.0%).

Among the few weak stocks in the fund's portfolio over the past year were some of the very companies that had held up well when stocks were weak and declining not so long ago. Multi-national companies in traditionally defensive sectors like food products and beverages detracted in varying degrees from the fund's mainly positive results. Coca-Cola lost 0.2% for the year. Anheuser-Busch and Heineken declined 6.6% and 11.4%, respectively. Sara Lee fell 12.7%. These sectors weren't uniformly disappointing, however. Groupe Danone of France had a gain of 16.0% while rival Nestle of Switzerland rose 2.5%. Coca-Cola rival Pepsico managed a gain of 8.4%.

The fund's oil and gas company holdings benefited from rising prices and continuing concerns about possible disruptions to the world's oil supply due to the conflicts in Iraq and the Middle East. Canada's Nexen (+31.8%) posted a strong gain for the year. Pogo Producing (+16.0%) and Noble Energy (+9.2%), both of the U.S., delivered more modest price appreciation.

At the close of the fiscal year, developed-country equities represented just over 30% of net assets, about the same percentage as a year earlier.

DEVELOPING-COUNTRY EQUITIES

Some of our oil and gas stocks in the developing world posted even more impressive gains than their developed-world counterparts. Petrobras, one of Brazil's leading companies and one of the world's largest oil producers, gained 77.6% for the year. Russia's LUKoil was up 24.3%.

Commodities companies in general have been some of the biggest gainers for the fund over the past year as prices for raw materials have stabilized and demand has grown. Significant gains for mining companies, like China's Yanzhou Coal Mining (+104.4%) and Brazil's Vale do Rio Doce (+59.7%), were not confined to developing-world companies. U.S.-based Freeport-McMoran, a copper- and gold-mining company with operations in Indonesia, was one of the fund's best holdings with a gain of 217.6%.

Our holdings in the related forest products and construction materials sectors were also strongly positive. Votorantim Celulose e Papel, one of Brazil's largest paper producers and one of the fund's ten largest holdings, gained 78.4%. India's Associated Cement Companies rose 71.3% while Mexico's Cemex, one of the world's largest cement producers, posted a gain of 18.4%. During the past six months, we have added three cement companies to the fund's portfolio, along with a number of mining and raw materials companies, reflecting not only the values to be found in these sectors but also the trend toward greater demand for these products.

Diversified telecommunication companies in the developing world were among the fund's best holdings. Telekomunikasi Indonesia, our largest holding as of October 31, gained nearly 112% for the year. Philippine Long Distance Telephone, another of the fund's ten largest holdings, rose 223.6%.

Developing-country stocks accounted for nearly 51% of net assets at the close of the fiscal year.

DEVELOPING-COUNTRY BONDS

Over the year, developing-country bonds lost a little of the steam that had been propelling their recent returns. With the return of optimism for both global stocks and the global economy, these bonds have lost some of their appeal. Nonetheless, developing-country bonds still delivered a strong return for the year, with the fund's Russian holdings in particular continuing to fare well. Just over 11% of the fund's portfolio was held in mainly developing-country government bonds.

On the next few pages, we invite you to learn more about the role of bonds in New World Fund, and three of the fund's larger bond holdings.

We appreciate your continued support.

Cordially,

/s/ Gina H. Despres                                  /s/ Robert W. Lovelace
Gina H. Despres                                      Robert W. Lovelace
Chairman of the Board                                President

December 5, 2003


As reported in the press, instances of excessive short-term trading and illegal "late trading" (trading after 4 p.m. Eastern time) have been discovered at a number of different fund companies. In several of those cases, fund personnel engaged in or permitted these activities in clear violation of regulatory requirements and strict internal policies. This sort of conduct is unethical and detrimental to long-term shareholders. We will not tolerate it at American Funds. Although it is often difficult to detect and prevent abusive trading practices, we are committed to taking action to combat this harmful activity wherever we find it.


The value of a long-term perspective
How a $10,000 investment has fared

For the period June 17, 1999, to October 31, 2003, with dividends reinvested [mountain chart]

Date              Morgan Stanley Capital           New           Morgan Stanley Capital
                  International All Country        World         International Emerging
                  World Free Index (3)             Fund (1)      Markets Free Index (2)
6/17/99 (3)       $ 10,000                         $  9,425      $ 10,000
7/31/99           $  9,959                         $  9,484      $  9,728
10/31/99          $ 10,338                         $  9,468      $  9,687
1/31/00           $ 10,925                         $ 11,235      $ 11,968
4/30/00           $ 11,158                         $ 10,820      $ 11,158
7/31/00           $ 10,907                         $ 10,389      $ 10,384
10/31/00          $ 10,421                         $  9,192      $  8,833
1/31/01           $ 10,190                         $  9,694      $ 10,190
4/30/01           $  9,338                         $  9,026      $  8,193
7/31/01           $  8,810                         $  8,682      $  7,607
10/31/01          $  7,800                         $  7,801      $  6,761
1/31/02           $  8,128                         $  8,888      $  8,333
4/30/02           $  8,165                         $  9,590      $  9,038
7/31/02           $  7,034                         $  8,269      $  7,601
10/31/02          $  6,741                         $  7,953      $  7,332
1/31/03           $  6,573                         $  8,132      $  7,543
4/30/03           $  7,008                         $  8,576      $  7,767
7/31/03           $  7,726                         $  9,552      $  9,350
10/31/03          $  8,443                         $ 10,912      $ 10,906


(1) Results reflect payment of the 5.75% maximum sales charge on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for investments larger than $25,000. No adjustment has been made for income or capital gains taxes. All results calculated with dividends reinvested.
(2) The index is unmanaged and does not reflect sales charges, commissions, or expenses. Index results are in USD with gross dividends reinvested.
(3) For the period June 17 through July 31, 1999.

Past results are not predictive of future results. Results shown are before taxes on fund distributions and sale of fund shares.

AVERAGE ANNUAL TOTAL RETURNS
(based on a $1,000 investment with all distributions reinvested)

CLASS A SHARES*                                                                    Period ended
     reflecting 5.75% maximum sales charge                                       October 31, 2003

One year                                                                             +29.32%
Lifetime (since 6/17/99)                                                             + 2.02%

*Results for other share classes can be found on page 31.

[Begin Photo Caption]
left to right > David Barclay, portfolio counselor for New World Fund's bond portfolio; Laurentius Harrer and Kirstie Spence, emerging-markets debt specialists with Capital International.
[End Photo Caption]

[photo of David Barclay]
[photo of Laurentius Harrer]
[photo of Kristie Spence]

YIELDING OPPORTUNITIES:
THE ROLE OF BONDS IN NEW WORLD FUND

New World Fund's three-part investment strategy was designed to gain exposure to the growth potential of developing countries while limiting the volatility that has historically been associated with investments in the developing world. To that end, the fund invests in three distinct asset classes: stocks of companies based in the developed world but with significant assets or revenue attributable to the developing world, stocks of companies based in the developing world, and government and corporate bonds of developing-country issuers.

In our last two annual reports to you, we focused on the two equity components of this strategy. In this report, we look more closely at the third component: developing-country bonds.

David Barclay is the portfolio counselor responsible for New World Fund's bond portfolio. When making investment decisions for the fund, David combines his own analysis and 22 years of investment experience with the investment research of 14 fixed-income analysts.

As one of the 29 American Funds, New World Fund benefits from the expertise of investment professionals working around the world. Kirstie Spence, based in London, and Laurentius Harrer, based in Los Angeles, are emerging-markets debt specialists with Capital International, an affiliate of Capital Research and Management Company, the investment adviser to New World Fund. Although they don't make investment decisions for New World Fund, Kirstie and Laurentius provide valuable research and insight.

On the next few pages, we'll hear from David, Kirstie and Laurentius as we take a closer look at developing-country bonds and three of New World Fund's largest bond holdings.

DIVERSITY AND OPPORTUNITY

"When we created New World Fund, we wanted to broaden the ways that we could participate in the growth of developing countries," recalls David. "There are two main reasons why. The first is diversification: we know that broadening the fund's investment universe would lead to lower volatility. The narrower your portfolio, the more likely it is that volatility will rise.

"The second reason is opportunity. The process of economic development affects each country differently. We don't invest on a country-by-country basis, with a percentage of assets earmarked for investment in a specific country. Our method is to invest on a company-by-company, or bond-by-bond, basis. By giving New World Fund the ability to invest in government and corporate bonds from issuers in the developing or developed world, we can pursue the best opportunities that our research uncovers."

Since its inception, New World Fund's bond portfolio has been made up mainly of developing-country government bonds. Compared with U.S. and other developed-country government bonds, developing-country government bonds have historically offered both higher yields and greater total returns. They have also tended to be more volatile. The results in the table above illustrate the range of government bond returns and volatility over the past decade.

[Begin Sidebar]
A COMPARISON OF GOVERNMENT BONDS, 1993-2003

                                                                     Average
                                                                     annual           Yield to
                                                                  total return        maturity        Volatility

U.S. government bonds                                                 5.83%            4.32%             7.43
Non-U.S. government bonds                                             6.21%            2.83%             6.49
Developing-country government bonds                                  11.48%            8.59%            17.56

Sources-- U.S. government bonds: Citigroup 10-Year Treasury Index; non-U.S. government bonds: Citigroup World Government Bond Index; developing-country bonds: JP Morgan Emerging Markets Bond Index Plus and JP Morgan Emerging Markets Bond Index, for the 10-year period ended 10/31/03. Volatility calculated using standard deviation, a measure of how returns over time have varied from the mean. A lower number signifies lower volatility.


[End Sidebar]

TOTAL RETURN

When conducting their research, our analysts consider the current credit quality of the issuer, the possibility of upgrades or downgrades in the rating, the amount of liquidity in the marketplace, the economic health of the issuer and possible risks to repayment. Their goal is to identify undervalued bond issues with good long-term total return potential.

"Research is also important for identifying the level of success that a country's economic policies may be having," says Laurentius. "As a country's fiscal situation improves, liquidity also improves and its credit rating may be upgraded, which generally leads to a rise in bond prices. That's the process that ultimately produces the best total returns." The Mexican and Russian government bonds in New World Fund's portfolio are good examples. Both countries have achieved investment-grade status since New World Fund began, and both countries' bonds have been among the fund's better investments.

VOLATILITY

The higher returns from developing-country government bonds have been accompanied by higher volatility. One reason for this volatility is that developing-country government bonds are generally perceived to have more risk than their developed-country counterparts. Apart from the usual risks associated with bonds, like interest rate fluctuations, developing-country bonds are also more susceptible to currency fluctuations, economic downturns and political turmoil. As a result, these bonds have experienced greater fluctuations in their returns.

Our bond analysts conduct extensive research on each bond issue not because research can reduce volatility but because it gives us the reasons and the confidence to ride out those peaks and valleys. Then again, perhaps research is helping to smooth things out a bit.

"More knowledgeable investors are in some ways helping to stabilize the marketplace and reduce some of the volatility that has historically characterized these bonds," notes David. "Developing-country bonds used to move more closely in unison. When Russia defaulted on its debt in 1998, it sent repercussions throughout the developing-country bond market. It affected the whole asset class. But Argentina's default in 2002 was much more isolated. In part, this was because the asset class itself has become more diversified, but also because investors had become more knowledgeable about these bonds. They were better able to see differences among issuers and evaluate the bonds on their individual merits, instead of continuing to see the asset class as monolithic."

INVESTMENT FLEXIBILITY

Generally speaking, the higher a country's credit rating, the lower the rate of interest that it has to offer when issuing new bonds. As the examples of Russia and Mexico attest, the credit rating of the developing world is slowly improving. This is good for the citizens of developing countries, but it may limit the number of attractive opportunities for bond investors in the future.

"The ability to invest in developing-country corporate bonds means that we have yet another way to participate in the process of economic development," says David. "In some countries, the best opportunities may be in government debt. In other countries, or in other economic climates, the best opportunities might be in the corporate sector. Our research will continue to focus on both areas."

[photo of The Kremlin]

[Begin Photo Caption]
The Kremlin;
Moscow, Russia
[End Photo Caption]

RUSSIAN
FEDERATION

The story behind New World Fund's Russian bonds is one of betrayal and redemption, not unlike many Russian novels. Russian debt is the largest of the fund's bond holdings, and its most successful, but that might have sounded farfetched in the months before New World Fund was launched.

DEFAULT

In the aftermath of a financial crisis and currency devaluation in July of 1998, Russia defaulted on its outstanding, Soviet-era government debt. The decision to default sent a shock through the bond market and the prices of Russian bonds plummeted. A year later, bonds with a par value of $100 were selling for as little as $9. By late 2000, Russia had successfully restructured its debt -- at 30 cents on the dollar -- and issued new eurobonds.

"The Russian default happened just before Putin was elected, and just ahead of a period of renewed economic stability," notes Kirstie. "There was a boom in exports, oil prices had begun to rise, and the level of imports into Russia was falling as Russian companies produced a larger share of food and clothing goods.

That was all strong evidence that Russia would be able to pay its restructured debt."

"New World Fund owns the restructured Russian debt in its portfolio," says David. "The fiscal condition of the country was improving, and government bonds have traditionally been one of the first ways to benefit from a generally positive economic trend. They are highly liquid, and can quickly reflect improvements in the government's fiscal situation." Despite those positive trends, David says the initial decision to invest was a hard one to make. "Russia had defaulted on the earlier bonds, after all, and research couldn't tell us for certain that the government wouldn't default again. But that action had effectively removed Russia from the global economy, and there were reasons to be optimistic that they wouldn't make that decision again."

REDEMPTION

Kirstie's research had noted some progress in the trend toward greater government and corporate transparency. "Since Putin's election, transparency in government has improved," says Kirstie, "and corporate governance is better now than it was five years ago. It's still not great, but both the government and the corporate sector have incentives for continuing to improve. The government needs foreign investment to fuel economic growth. Companies need capital to expand. The government and private sectors have worked hard to regain investors' trust since 1998."

The result is that Russian debt achieved investment-grade status in October of this year, just five years after the default of 1998. Two long-term trends -- sustainable economic growth and greater openness from the government and in the corporate sector -- helped to make the upgrade possible.

"As it happens, those are also the greatest risks for these bonds," says Kirstie. "Right now, the signs and the progress are encouraging to investors. But if oil prices were to plunge, or if corporate governance reform seriously faltered, or the country became embroiled in political turmoil, Russian bonds would suffer. That's why our investment research is ongoing."

[Begin Photo Caption]
The Presidential Palace;
Mexico City, Mexico
[End Photo Caption]

[photo of The Presidential Palace in Mexico City, Mexico]

UNITED MEXICAN STATES

Mexican government bonds have been a part of the fund's portfolio since New World Fund began. Since that time, Mexican bonds have been upgraded to investment-grade status and the holdings in New World Fund's portfolio have earned strong returns as a result.

IMPROVED AND UPGRADED

"We first purchased Mexican government bonds for the fund in the summer of 1999, when they were rated a notch below investment grade," recalls David. "The Mexican economy had been steadily diversifying to reduce the country's dependence on oil revenues. The country's fiscal health was also improving, thanks in part to a program of privatizing certain formerly state-owned industries. So it wasn't unexpected when both of the bond-rating agencies elevated Mexican debt to investment-grade status in March of 2000.

"Mexican government bonds have been a solid investment for the fund because our research had given us the knowledge and the confidence to buy these bonds when we did, allowing us to capture the lion's share of price appreciation following the credit upgrade," notes David.

As mentioned earlier, the best total returns are earned when bondholders are able to capture the rise in bond prices that generally follows improvements in a country's economic and fiscal health.

CREATING NEW OPPORTUNITIES

"The situation is different today. Although our Mexican government bonds are still a solid investment, I'm also looking at other opportunities in Mexico," says David. "There may now be more -- and more attractive -- opportunities in the corporate sector."

Mexico offers a good example of the virtuous circle that can occur as credit quality improves. Following Mexico's upgrade to investment-grade status, bond prices rose, reflecting Mexico's increased creditworthiness. At the same time, since yields move conversely to prices, these bonds began to trade at lower yields. When companies in Mexico today need to raise new money, they may find that these lower yields make it more attractive for them to issue bonds than borrow from a bank, for instance. As more corporations begin to issue bonds, the bond market grows, and liquidity and refinancing opportunities increase.

"Looking ahead five or 10 years, I think we're going to see a lot more corporate debt issued by companies in the developing world," says David. "That's an area where I think we'll see opportunities continue to expand for the fund."

When analyzing corporate bonds, our bond analysts supplement their own research with that of their equity counterparts. Because stock and bond analysts approach potential investments from different angles, "their observations can be critical," says Kirstie. "When we share our research and our conclusions, we develop a more complete picture of the investment environment and a more thorough understanding of potential opportunities or problems. This is especially helpful when I'm researching opportunities in the corporate-bond sector."

"The same is also true for our equity analysts," David notes. "The research that our fixed-income analysts perform on government bonds offers perspective on a country's economic policies, for example. That helps our equity analysts understand the economic environment that affects companies doing business there. By sharing information, we all benefit from a broader perspective."

[photo of The Congress Building in Brazil]

[Begin Photo Caption]
The Congress Building;
Brasilia, Brazil
[End Photo Caption]

FEDERAL REPUBLIC
OF BRAZIL

Brazilian government bonds are some of the highest yielding bonds in the emerging-markets debt universe. With yields between 10 and 11%, they are well above the median yield. "That's a very attractive yield premium," explains Laurentius, "but it reflects certain difficulties."

THE NEED FOR FOREIGN INVESTMENT

"To understand Brazilian bonds, you start by looking at three things: Brazil's current indebtedness, its financing needs, and its growth record.

"Brazil is sort of middle-of-the-road in outstanding debt -- it's not over-indebted -- so that's not too worrisome. As for its financing needs, the government is having some success in reducing Brazil's reliance on foreign investment. Brazil used to need between $60 and $70 billion in foreign investment each year in order to meet its commitments and fuel its economy. An ever-larger share of that is now coming from domestic funding sources.

"The Brazilian real was also a concern. Until recently, it was pegged to the U.S. dollar and overvalued as a result. Even after the government made the decision to dissolve the tie to the dollar and let the currency float, the real wasn't doing much better. But since about the summer of 2002, following the election of President da Silva, it's been doing better."

Elected in 2002 amid fears that he would default on Brazil's debt, Labor candidate Lula da Silva has done much to restore investor confidence in Brazil. In the months prior to his election, Brazilian bond prices fell and yields rose as much as 20% as investors prepared for the worst. "But the worst-case scenario that investors expected after his election failed to materialize," notes Laurentius. "That in itself has been encouraging to investors. But the da Silva government has also had some successes that no one expected. As an example, the government has very skillfully and successfully managed Brazil's largest current-account adjustment ever, and without causing a crisis like major inflation."

THE NEED FOR GROWTH

"Which brings us to Brazil's track record for growth," Laurentius continues. "Right now, the country needs to sustain economic growth of at least 3% annually or it's in trouble. President da Silva too, for that matter. The Brazilian economy is highly susceptible to falling prices for commodities and fluctuations in the value of its currency. So sustainable growth is probably the greatest risk to the Brazilian economy today, and to the value of Brazilian bonds. That's the challenge the government is facing.

"But if the government's economic policies succeed, another five years of growth could place Brazil in the position that Mexico is in now."


INVESTMENT PORTFOLIO October 31, 2003

INDUSTRY DIVERSIFICATION
October 31, 2002

[begin pie chart]
Diversified telecommunication services                  8.81 %
Commercial banks                                        8.78
Metals & mining                                         7.26
Beverages                                               5.84
Wireless telecommunication services                     4.26
Other industries                                       46.30
Bonds & notes                                          11.28
Cash & equivalents                                      7.47

[end pie chart]


                                                       Percent
                                                        of net
LARGEST EQUITY HOLDINGS                                 assets

Telekomunikasi Indonesia                                  3.08 %
Cia. Vale do Rio Doce                                     2.23
Housing Development Finance                               2.22
Votorantim Celulose e Papel                               1.62
Fomento Economico Mexicano                                1.46
Kingboard Chemical Holdings                               1.38
Philippine Long Distance Telephone                        1.31
Daelim Industrial                                         1.28
Phelps Dodge                                              1.24
Kookmin Bank                                              1.19



                                                                             Shares or principal                  Market
                                                                                          amount                   value
EQUITY SECURITIES (COMMON STOCK AND CONVERTIBLE DEBENTURES) - 81.25%                                                (000)

DIVERSIFIED TELECOMMUNICATION SERVICES  -  8.81%
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk.,
 Class B (Indonesia)                                                                  77,090,000 $                54,448
Philippine Long Distance Telephone Co. (Philippines) (1)                               1,304,290                  18,040
Philippine Long Distance Telephone Co. (ADR) (1)                                         373,200                   5,150
Telefonica, SA (Spain) (1)                                                             1,603,149                  19,878
Cia. de Telecomunicaciones de Chile SA (ADR) (Chile)                                   1,045,000                  15,915
Portugal Telecom, SGPS, SA (Portugal)                                                  1,692,000                  14,176
KT Corp. (South Korea)                                                                   162,600                   6,474
KT Corp. (ADR)                                                                           257,680                   5,079
Telefonos de Mexico, SA de CV, Class L (ADR) (Mexico)                                    260,000                   8,359
Magyar Tavkozlesi Rt. (ADR) (Hungary)                                                    460,000                   8,344
Global Light Telecommunications Inc. (Canada) (1) (2) (3)                                240,000                       2
Global Light Telecommunications Inc. (1) (3)                                             160,000                       2


COMMERCIAL BANKS  -  8.78%
Kookmin Bank (South Korea)                                                               576,000                  21,034
HSBC Holdings PLC (United Kingdom)                                                     1,217,630                  18,342
Shinhan Financial Group Co., Ltd. (South Korea)                                        1,178,000                  16,928
ICICI Bank Ltd. (India)                                                                2,010,600                  10,982
ICICI Bank Ltd. (ADR)                                                                     47,125                     598
Unibanco-Uniao de Bancos Brasileiros SA, units (GDR) (Brazil)                            515,000                  11,387
Itausa - Investimentos Itau SA, preferred nominative (Brazil)                         10,644,727                  10,704
Malayan Banking Bhd. (Malaysia)                                                        3,632,100                   9,749
Hong Leong Bank Bhd. (Malaysia)                                                        6,610,000                   9,480
Allied Irish Banks, PLC (Ireland)                                                        541,587                   7,895
Bank of the Philippine Islands (Philippines)                                           8,092,050                   6,657
Bank Zachodni WBK SA (Poland)                                                            326,744                   6,561
HDFC Bank Ltd. (India)                                                                   873,300                   6,104
OTP Bank Rt. (Hungary) (1)                                                               425,000                   5,184
Australia and New Zealand Banking Group Ltd. (Australia)                                 310,000                   3,902
Daegu Bank, Ltd. (South Korea)                                                           725,000                   3,303
Banco Itau Holding Financeira SA, preferred nominative (Brazil)                       38,500,000                   3,159
United Overseas Bank Ltd. (Singapore)                                                    350,000                   2,735
Korea Exchange Bank (South Korea) (1)                                                    186,350                     768


METALS & MINING  -  7.26%
Cia. Vale do Rio Doce, Class A, preferred nominative (Brazil)                            751,000                  30,103
Cia. Vale do Rio Doce, ordinary nominative (ADR)                                         204,200                   9,342
Phelps Dodge Corp. (USA) (1)                                                             355,000                  21,918
Xstrata PLC (United Kingdom)                                                           1,900,000                  19,483
Hindalco Industries Ltd. (India)                                                         590,000                  14,332
Ivanhoe Mines Ltd. (Canada) (1)                                                        1,410,000                  13,586
Freeport-McMoRan Copper & Gold Inc., Class B (USA)                                       198,000                   7,672
BHP Billiton PLC (United Kingdom)                                                        682,288                   5,351
Anglo American PLC (South Africa)                                                        133,941                   2,728
POSCO (South Korea)                                                                       18,920                   2,207
Yanzhou Coal Mining Co. Ltd., Class H (China)                                          2,350,000                   1,725


BEVERAGES  -  5.84%
Fomento Economico Mexicano, SA de CV (ADR) (Mexico)                                      723,000                  25,826
Orkla AS (Norway)                                                                        735,857                  15,331
Coca-Cola Co. (USA)                                                                      314,900                  14,611
PepsiCo, Inc. (USA)                                                                      286,000                  13,677
Cia. de Bebidas das Americas - AmBev, preferred nominative (ADR) (Brazil)                635,000                  13,462
Anheuser-Busch Companies, Inc. (USA)                                                     195,000                   9,606
Heineken NV (Netherlands)                                                                158,000                   5,621
Coca-Cola HBC SA (Greece)                                                                217,500                   4,199
Coca-Cola FEMSA, SA de CV, Series L (Mexico) (1)                                         520,000                   1,047


WIRELESS TELECOMMUNICATION SERVICES  -  4.26%
Maxis Communications Bhd. (Malaysia)                                                  10,019,900                  19,907
SK Telecom Co., Ltd. (South Korea)                                                        80,000                  14,134
America Movil SA de CV, Series L (ADR) (Mexico)                                          400,500                   9,532
China Unicom Ltd. (China)                                                              9,641,300                   9,062
China Mobile (Hong Kong) Ltd. (China)                                                  2,219,800                   6,302
Tele Nordeste Celular Participacoes SA, preferred nominative (ADR) (Brazil)              231,200                   5,896
Celular CRT SA, Class A, preferred nominative (Brazil)                                22,500,000                   4,124
GLOBE TELECOM, Inc. (Philippines)                                                        239,992                   3,428
Telesp Celular Participacoes SA, preferred nominative (ADR) (Brazil) (1)                 500,000                   2,850
Total Access Communication PCL (Thailand) (1)                                             76,500                     106


ELECTRONIC EQUIPMENT & INSTRUMENTS  -  4.07%
Kingboard Chemical Holdings Ltd. (Hong Kong)                                          17,800,000                  23,834
Kingboard Chemical Holdings Ltd., warrants, expire 2003  (1)                             899,400                     538
Hon Hai Precision Industry Co., Ltd. (Taiwan)                                          3,161,600                  14,184
Samsung Electro-Mechanics Co., Ltd. (South Korea)                                        351,960                  11,930
Samsung SDI Co., Ltd. (South Korea)                                                      103,550                  10,679
Venture Corp. Ltd. (Singapore)                                                           651,800                   7,078
Orbotech Ltd. (Israel) (1)                                                               162,500                   3,859


OIL & GAS  -  3.87%
PTT Exploration and Production PCL (Thailand)                                          3,939,200                  18,570
Petroleo Brasileiro SA - Petrobras, ordinary nominative (ADR) (Brazil)                   552,900                  12,993
LUKoil Holding (ADR) (Russia)                                                            148,000                  12,032
Noble Energy, Inc. (USA)                                                                 240,000                   9,533
Nexen Inc. (Canada)                                                                      236,991                   6,651
Pogo Producing Co. (USA)                                                                 155,000                   6,481
"Shell" Transport and Trading Co., PLC (ADR) (United Kingdom)                             60,000                   2,290


CONSTRUCTION MATERIALS  -  3.46%
Siam Cement Co. Ltd. (Thailand)                                                        2,095,000                  11,872
Associated Cement Companies Ltd. (India)                                               2,500,000                  11,784
Cheung Kong Infrastructure Holdings Ltd. (Hong Kong)                                   5,360,000                  11,628
Cemex, SA de CV, ordinary participation certificates, units (ADR) (Mexico)               465,089                  11,162
Hanil Cement Co., Ltd. (South Korea)                                                     165,000                   7,560
Siam City Cement PCL (Thailand)                                                          995,000                   5,239
Holcim Ltd. (Switzerland)                                                                 47,500                   1,993


PHARMACEUTICALS  -  3.31%
AstraZeneca PLC (United Kingdom)                                                         293,200                  13,870
Dr. Reddy's Laboratories Ltd. (India)                                                    455,000                  12,028
Ranbaxy Laboratories Ltd. (India)                                                        400,000                   8,706
Novo Nordisk A/S, Class B (Denmark)                                                      219,000                   7,860
Teva Pharmaceutical Industries Ltd. (ADR) (Israel)                                       120,000                   6,827
PLIVA d.d. (GDR) (Croatia)                                                               324,000                   4,828
Aventis, Class A (France)                                                                 85,000                   4,487


FOOD PRODUCTS  -  3.29%
Nestle SA (Switzerland)                                                                   73,000                  16,027
Groupe Danone (France)                                                                    82,200                  12,364
Unilever PLC (United Kingdom)                                                          1,406,646                  11,980
Nestle India Ltd. (India)                                                                616,250                   7,710
Unilever NV (Netherlands)                                                                120,000                   6,949
Sara Lee Corp. (USA)                                                                     160,400                   3,197


THRIFTS & MORTGAGE FINANCE  -  2.22%
Housing Development Finance Corp. Ltd. (India)                                         1,817,818                  20,904
Housing Development Finance Corp. Ltd. (2)                                             1,600,000                  18,399


AUTOMOBILES  -  1.80%
Suzuki Motor Corp. (Japan)                                                             1,147,000                  16,587
Honda Motor Co., Ltd. (Japan)                                                            389,000                  15,355


MEDIA  -  1.74%
ABS-CBN Holdings Corp. (PDR) (Philippines) (1)                                        30,470,600                  15,701
Grupo Televisa, SA, ordinary participation certificates (ADR) (Mexico)                   260,000                  10,075
BEC World PCL (Thailand)                                                                 800,000                   4,855
Antena 3 Television, SA (Spain) (1)                                                        5,423                     177


CONSTRUCTION & ENGINEERING  -  1.74%
Daelim Industrial Co., Ltd. (South Korea)                                                888,600                  22,684
Hyundai Development Co. (South Korea)                                                    887,000                   8,098


PAPER & FOREST PRODUCTS  -  1.62%
Votorantim Celulose e Papel SA, preferred nominative (ADR) (Brazil)                    1,046,000                  28,639


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT  -  1.15%
Samsung Electronics Co., Ltd. (South Korea)                                               37,500                  14,899
ASM International NV (New York registered) (Netherlands) (1)                             165,000                   2,889
KEC Corp. (South Korea)                                                                   75,000                   2,485


COMMUNICATIONS EQUIPMENT  -  1.14%
Motorola, Inc. (USA)                                                                     750,000                  10,148
QUALCOMM Inc. (USA)                                                                      210,000                   9,975


FOOD & STAPLES RETAILING  -  1.12%
Wal-Mart de Mexico, SA de CV, Series V (ADR) (Mexico)                                    428,000                  11,984
Wal-Mart de Mexico, SA de CV, Series V                                                 1,070,000                   2,991
Migros Turk TAS (Turkey)                                                             352,382,400                   4,857


HOUSEHOLD DURABLES  -  1.09%
LG Electronics Inc. (South Korea)                                                        315,230                  16,334
Koninklijke Philips Electronics NV (Netherlands)                                         110,000                   2,956


PERSONAL PRODUCTS  -  1.04%
Avon Products, Inc. (USA)                                                                271,000                  18,417


AEROSPACE & DEFENSE  -  0.87%
EMBRAER - Empresa Brasileira de Aeronautica SA, preferred nominative
  (ADR) (Brazil)                                                                         591,158                  15,341


ELECTRIC UTILITIES  -  0.79%
BSES Ltd. (GDR) (India) (2)                                                              498,000                  13,944


REAL ESTATE  -  0.72%
SM Prime Holdings, Inc. (Philippines)                                                 98,000,000                  12,757


HOTELS, RESTAURANTS & LEISURE  -  0.66%
KangwonLand Inc. (South Korea) (3)                                                       930,000                  11,753


TEXTILES, APPAREL & LUXURY GOODS  -  0.65%
Nien Hsing Textile Co., Ltd. (Taiwan)                                                  6,651,000                   6,851
Cheil Industries Inc. (South Korea)                                                      400,000                   4,700


CONSUMER FINANCE  -  0.62%
LG Card Co., Ltd., 3.00% convertible bond-warrants, expire 2009 (South Korea)(1)  14,166,800,000                  11,017


AUTO COMPONENTS  -  0.57%
Cheng Shin Rubber (Xiamen) Ind., Ltd. (Taiwan)                                         7,185,000                  10,073


CHEMICALS  -  0.54%
Hyosung Corp. (South Korea)                                                              759,200                   6,995
Asian Paints (India) Ltd. (India)                                                        419,755                   2,547


ELECTRICAL EQUIPMENT  -  0.54%
Bharat Heavy Electricals Ltd. (India)                                                    680,000                   7,262
Johnson Electric Holdings Ltd. (Hong Kong)                                             1,750,000                   2,276


COMPUTERS & PERIPHERALS  -  0.53%
Quanta Computer Inc. (Taiwan)                                                          3,404,720                   9,296


OTHER  -  3.65%
Metso Oyj (Finland)                                                                      770,000                   8,602
American International Group, Inc. (USA)                                                 130,000                   7,908
First Pacific Co. Ltd. (Hong Kong) (1)                                                33,780,718                   6,524
AES Corp. (USA) (1)                                                                      700,000                   6,125
Asahi Glass Co., Ltd. (Japan)                                                            760,000                   6,000
Kimberly-Clark de Mexico, SA de CV, Class A, ordinary participation
  certificates (Mexico)                                                                2,330,000                   5,644
International Container Terminal Services, Inc. (Philippines)                         88,828,000                   5,059
Li & Fung Ltd. (Hong Kong)                                                             2,275,000                   3,822
Zhejiang Expressway Co. Ltd., Class H (China)                                          5,500,000                   3,452
Sylvan Learning Systems, Inc. (USA) (1)                                                  100,000                   2,830
Infosys Technologies Ltd. (India)                                                         25,417                   2,663
Sabre Holdings Corp., Class A (USA)                                                      105,098                   2,303
China Oilfield Services Ltd., Class H (China)                                          6,756,700                   1,957
Lumenis Ltd. (Israel) (1)                                                                820,000                   1,689


MISCELLANEOUS  -  3.50%
Other equity securities in initial period of acquisition                                                          61,854


TOTAL EQUITY SECURITIES (cost: $1,152,701,000)                                                                 1,437,883



                                                                                       Principal                  Market
                                                                                          amount                   value
BONDS & notes - 11.28%                                                                      (000)                   (000)

NON-U.S. GOVERNMENT OBLIGATIONS  -  11.00%
Russian Federation:
 8.25% 2010                                                                $              15,100 $                16,909
 8.25% 2010 (2)                                                                            3,848                   4,309
 5.00% 2030 (2)  (4)                                                                      26,813                  25,137
 5.00% 2030 (4)                                                                            1,500                   1,406
United Mexican States Government:
 8.625% 2008                                                                               5,471                   6,453
 10.375% 2009                                                                              4,500                   5,704
 9.875% 2010                                                                               5,625                   7,073
 6.375% 2013                                                                              10,000                  10,315
 11.375% 2016                                                                              8,620                  12,133
Panama (Republic of):
 8.25% 2008                                                                               13,050                  14,518
 Interest Reduction Bond 1.938% 2014 (4)                                                   2,900                   2,755
 9.375% 2023                                                                               3,888                   4,238
 9.375% 2029                                                                               5,815                   6,629
Brazil (Federal Republic of):
 2.063% 2009 (4)                                                                           2,679                   2,458
 14.50% 2009                                                                               3,725                   4,619
 9.25% 2010                                                                                  600                     601
 10.125% 2027                                                                             12,000                  11,340
Philippines (Republic of):
 8.875% 2008                                                                               4,740                   5,179
 8.375% 2009                                                                               8,335                   8,710
 10.625% 2025                                                                              3,700                   4,024
Turkey (Republic of):
 Treasury Bill 0% 2004                                                       TRL   9,873,480,000                   6,306
 11.875% 2030                                                               $              8,900                  11,181
Peru (Republic of) 9.125% 2012                                                            12,100                  13,582
Colombia (Republic of):
 10.00% 2012                                                                                 460                     485
 10.75% 2013                                                                               3,840                   4,214
Argentina (Republic of) 12.25% 2018 (5)  (6)                                              11,873                   3,146
Venezuela (Republic of) 9.25% 2027                                                         1,500                   1,215


WIRELESS TELECOMMUNICATION SERVICES  -  0.17%
Cellco Finance NV 12.75% 2005                                                              2,725                   2,998


ELECTRICAL EQUIPMENT  -  0.10%
Elektrim Finance BV 2.00% 2005 (3) (7)                                    Euro                                 1,757,784


OIL & GAS  -  0.01%
Petrozuata Finance, Inc., Series B, 8.22% 2017 (2)  (7)                      $               300                     261



TOTAL BONDS & NOTES (cost: $178,150,000)                                                                         199,655



                                                                                       Principal                  Market
                                                                                          amount                   value
SHORT-TERM SECURITIES - 8.38%                                                               (000)                   (000)

CORPORATE SHORT-TERM NOTES  -  8.38%
Dexia Delaware LLC 1.04%-1.045% due 11/18-11/24/2003                       $              20,100 $                20,088
Stadshypotek Delaware Inc. 1.05% due 11/26-12/3/2003 (2)                                  10,844                  10,835
Svenska Handelsbanken 1.05% due 12/9/2003                                                  5,500                   5,494
Credit Lyonnais N.A. Inc. 1.05% due 12/4-12/9/2003                                        15,000                  14,984
Spintab AB (Swedmortgage) 1.06%-1.085% due 12/16/2003-1/21/2004 (8)                       15,000                  14,968
Royal Bank of Scotland PLC 1.06% due 11/3/2003                                            12,000                  11,999
CDC Commercial Paper Corp. 1.04% due 11/19/2003 (2)                                       11,700                  11,693
UBS Finance (Delaware) LLC 1.04% due 11/3/2003                                            10,500                  10,499
Bank of Ireland 1.04%-1.05% due 11/5-12/22/2003 (2) (8)                                   10,000                   9,991
Allied Irish Banks N.A. Inc. 1.05% due 12/19/2003                                         10,000                   9,986
Westpac Trust Securities NZ Ltd. 1.05% due 12/2-12/19/2003                                 8,800                   8,790
Gaz de France 1.04% due 11/4/2003                                                          7,500                   7,499
BNP Paribas Finance Inc. 1.033% due 12/8/2003 (8)                                          6,400                   6,393
Rabobank Nederland NV 1.05% due 12/16/2003                                                 5,200                   5,193




TOTAL SHORT-TERM SECURITIES (cost: $148,413,000)                                                                 148,412


TOTAL INVESTMENT SECURITIES (cost: $1,479,264,000)                                                             1,785,950

New Taiwanese Dollar (cost: $332,000)                                                  NT$11,330                     334

OTHER ASSETS LESS LIABILITIES                                                                                    (16,504)


NET ASSETS                                                                                                    $1,769,780

(1) Security did not produce income during the last 12 months.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(3) Valued under fair value procedures adopted by authority of the Board of Directors.
(4) Coupon rate may change periodically.
(5) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(6) Scheduled interest payments not made; reorganization pending.
(7) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(8) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.


ADR = American Depositary Receipts
GDR = Global Depositary Receipts
PDR = Philippine Depositary Receipts

The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Independent auditors' report.

See Notes to Financial Statements


EQUITY SECURITIES APPEARING IN THE PORTFOLIO SINCE APRIL 30, 2003

AmBev
Antena 3 Television
Asian Paints (India)
ASM International
Banco Itau
Bharat Heavy Electricals
BSES
Celular CRT
Cheng Shin Rubber
China Oilfield Services
Coca-Cola FEMSA
Coca-Cola HBC
Hanil Cement
HDFC Bank
Hindalco Industries
Hong Leong Bank
Hyundai Development
Ivanhoe Mines
KangwonLand
KEC
Koninklijke Philips Electronics
LG Card
LG Electronics
Malayan Banking
Motorola
Nexen
Nien Hsing Textile
Novo Nordisk
POSCO
PTT Exploration and Production
QUALCOMM
Ranbaxy Laboratories
Siam Cement
Siam City Cement
Telesp Celular Participacoes
Total Access Communication


EQUITY SECURITIES ELIMINATED FROM THE PORTFOLIO SINCE APRIL 30, 2003

ABB
ASM Pacific Technology
Bharti Tele-Ventures
Hankuk Electric Glass
Huaneng Power
Independent News & Media
Korea Gas
LG Cable
Pfizer
Sappi
Sony
State Bank of India




FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES            (dollars and shares in thousands,
at October 31, 2003                                    except per-share amounts)

ASSETS:
 Investment securities at market (cost: $1,479,264)                                                         $1,785,950
 Cash denominated in non-U.S. currencies (cost: $332)                                                              334
 Receivables for:
  Sales of investments                                                                  $4,084
  Sales of fund's shares                                                                 7,134
  Dividends and interest                                                                 4,785                  16,003
                                                                                                             1,802,287
LIABILITIES:
 Payables for:
  Purchases of investments                                                              22,499
  Repurchases of fund's shares                                                           1,648
  Investment advisory services                                                           1,108
  Services provided by affiliates                                                          795
  Deferred Directors' compensation                                                         485
  Other fees and expenses                                                                5,972                  32,507
NET ASSETS AT OCTOBER 31, 2003                                                                              $1,769,780

NET ASSETS CONSIST OF:
 Capital paid in on shares of capital stock                                                                 $1,726,110
 Undistributed net investment income                                                                            15,451
 Accumulated net realized loss                                                                                (272,721)
 Net unrealized appreciation                                                                                   300,940
NET ASSETS AT OCTOBER 31, 2003                                                                              $1,769,780

TOTAL AUTHORIZED CAPITAL STOCK - 200,000 SHARES, $.01 PAR VALUE

                                                                    Net assets       Shares outstanding   Net asset value per share

Class A                                                             $1,528,143                   59,703                    $25.60
Class B                                                                 51,834                    2,050                     25.29
Class C                                                                 38,966                    1,548                     25.18
Class F                                                                 71,273                    2,793                     25.52
Class 529-A                                                             12,750                      499                     25.56
Class 529-B                                                              2,613                      103                     25.25
Class 529-C                                                              3,932                      156                     25.28
Class 529-E                                                                716                       28                     25.46
Class 529-F                                                                898                       35                     25.54
Class R-1                                                                  392                       15                     25.33
Class R-2                                                                6,049                      239                     25.34
Class R-3                                                                6,023                      236                     25.56
Class R-4                                                                  614                       24                     25.68
Class R-5                                                               45,577                    1,776                     25.66

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A,for which the maximum offering prices per share were $27.16 and $27.12, respectively.


See Notes to Financial Statements

STATEMENT OF OPERATIONS
for the year ended October 31, 2003                       (dollars in thousands)

INVESTMENT INCOME:
 Income:
  Dividends (net of non-U.S. withholding tax of $2,990)                                         $26,528
  Interest (net of non-U.S. withholding tax of $5)                                               16,328                 $42,856

 Fees and expenses:
  Investment advisory services                                                                   10,601
  Distribution services                                                                           3,615
  Transfer agent services                                                                         1,960
  Administrative services                                                                           226
  Reports to shareholders                                                                           247
  Registration statement and prospectus                                                             184
  Postage, stationery and supplies                                                                  236
  Directors' compensation                                                                           187
  Auditing and legal                                                                                 98
  Custodian                                                                                         718
  State and local taxes                                                                              61
  Other                                                                                              78
  Total expenses before reimbursement                                                            18,211
   Reimbursement of expenses                                                                         21                  18,190
 Net investment income                                                                                                   24,666

NET REALIZED LOSS AND UNREALIZED APPRECIATION ON INVESTMENTS
 AND NON-U.S. CURRENCY:
 Net realized loss on:
  Investments                                                                                   (52,512)
  Non-U.S. currency transactions                                                                   (810)                (53,322)
 Net unrealized appreciation (depreciation) on:
  Investments                                                                                   482,803
  Non-U.S. currency translations                                                                 (5,764)                477,039
   Net realized loss and unrealized appreciation
    on investments and non-U.S. currency                                                                                423,717
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                   $448,383



See Notes to Financial Statements





STATEMENT OF CHANGES IN NET ASSETS                       (dollars in thousands)

                                                                                                Year ended ended October 31,
                                                                                                2003                    2002
OPERATIONS:
 Net investment income                                                                       $24,666                 $20,145
 Net realized loss on investments and non-U.S. currency transactions                         (53,322)                (60,329)
 Net unrealized appreciation
  on investments and non-U.S. currency translations                                          477,039                  44,788
  Net increase in net assets resulting from operations                                       448,383                   4,604

DIVIDENDS PAID TO SHAREHOLDERS FROM NET INVESTMENT INCOME                                    (15,504)                (30,241)

CAPITAL SHARE TRANSACTIONS                                                                   165,155                 118,769

TOTAL INCREASE IN NET ASSETS                                                                 598,034                  93,132

NET ASSETS:
 Beginning of year                                                                         1,171,746               1,078,614
 End of year (including undistributed
  net investment income: $15,451 and $8,919, respectively)                                $1,769,780              $1,171,746



See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - New World Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge   Contingent deferred sales       Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 5.75%         None (except 1% for               None
                                                certain redemptions
                                                within one year of
                                                purchase without an
                                                initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B       None                Declines from 5% to               Classes B and 529-B
                                                zero for redemptions              convert to Classes A
                                                within six years of               and 529-A,
                                                purchase                          respectively, after
                                                                                  eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

         SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith by authority of the fund's Board of Directors. If events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued.

         SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

         CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

         DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

         NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

         FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown in the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

2.       NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended October 31, 2003, non-U.S. taxes paid on realized gains were $1,445,000. As of October 31, 2003, non-U.S. taxes provided on unrealized gains were $5,757,000.

3. FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; deferred expenses; cost of investments sold; paydowns on investments; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of October 31, 2003, the cost of investment securities and cash denominated in non-U.S. currencies for federal income tax purposes was $1,500,330,000.

During the year ended October 31, 2003, the fund reclassified $2,654,000 from undistributed net investment income to undistributed net realized gains; and reclassified $24,000 from additional paid-in-capital to undistributed net investment income to align financial reporting with tax reporting.

As of October 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                                                                               (dollars in thousands)
Undistributed net investment income and currency gains                                                        $36,662
Short-term and long-term capital loss deferrals                                                             (272,652)
Gross unrealized appreciation on investment securities                                                        357,073
Gross unrealized depreciation on investment securities                                                       (71,119)

Short-term and long-term capital loss deferrals above include capital loss carryforwards of $581,000, $3,743,000, $158,373,000, $58,463,000 and $51,492,000
expiring in 2007, 2008, 2009, 2010 and 2011, respectively. The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

Distributions paid to shareholders from net investment income and currency gains were as follows (dollars in thousands):


Share class(1)                                              Year ended October 31, 2003       Year ended October 31, 2002
Class A                                                                        $ 14,276                          $ 29,677
Class B                                                                             183                               410
Class C                                                                             124                                59
Class F                                                                             377                                95
Class 529-A                                                                          72                                 -
Class 529-B                                                                          10                                 -
Class 529-C                                                                          15                                 -
Class 529-E                                                                           4                                 -
Class 529-F                                                                          -*                                 -
Class R-1                                                                            -*                                 -
Class R-2                                                                            11                                 -
Class R-3                                                                            14                                 -
Class R-4                                                                             1                                 -
Class R-5                                                                           417                                 -
Total                                                                          $ 15,504                          $ 30,241


* Amount less than one thousand.
(1) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002. Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.850% on the first $500 million of daily net assets and decreasing to 0.620% on such assets in excess of $2.5 billion. For the year ended October 31, 2003, the investment advisory services fee was $10,601,000, which was equivalent to an annualized rate of 0.783% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

         DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                     0.30%                         0.30%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.30                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

         All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

         For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2003, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.

         TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

         ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and
         B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for classes R-1, R-2, R-3 and R-4, CRMC has voluntarily agreed to pay a portion of these fees. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party. Administrative services fees are presented gross of any payments made by CRMC.

         Expenses under the agreements described above for the year ended October 31, 2003, were as follows (dollars in thousands):

         --------------------------------------------------------------------------------------------------------------
           Share class    Distribution    Transfer agent                     Administrative services
                            services         services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
                                                                  CRMC          Transfer agent      Commonwealth of
                                                             administrative        services             Virginia
                                                                services                             administrative
                                                                                                        services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class A         $2,867           $1,891         Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class B           367              69           Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class C           208           Included             $31                 $11            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class F           92            Included              55                 18             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-A          8            Included              12                  2                  $ 8
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-B         15            Included              2                   2                   2
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-C         22            Included              3                   2                   2
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-E          2            Included              1                  -*                   -*
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-F          1            Included              -*                 -*                   -*
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-1           2            Included              -*                  1             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-2          18            Included              4                  22             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-3          12            Included              4                   7             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-4           1            Included              1                   1             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-5    Not applicable      Included              34                  1             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
              Total          $3,615           $1,960              $147                $67                 $12
         --------------------------------------------------------------------------------------------------------------
         * Amount less than one thousand.

DEFERRED DIRECTORS'COMPENSATION - Since the adoption of the deferred compensation plan in 1999, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' compensation in the accompanying financial statements includes $133,000 in current fees (either paid in cash or deferred) and a net increase of $54,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

5. CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

                                                                     Reinvestments
Share class(1)                                  Sales(2)              of dividends        Repurchases(2)           Net increase
                                             Amount  Shares          Amount Shares       Amount   Shares         Amount    Shares
Year ended October 31, 2003
Class A                                   $ 671,186  32,878        $ 13,514    691    $ (611,242) (30,531)      $ 73,458    3,038
Class B                                      22,704   1,067             178      9       (12,154)    (585)        10,728      491
Class C                                      89,692   4,328             115      6       (70,969)  (3,484)        18,838      850
Class F                                     128,996   6,251             294     15       (94,236)  (4,717)        35,054    1,549
Class 529-A                                   5,746     271              72      4          (428)     (20)         5,390      255
Class 529-B                                   1,397      66              10     -*           (29)      (1)         1,378       65
Class 529-C                                   1,974      92              15      1           (41)      (2)         1,948       91
Class 529-E                                     276      13               4     -*            (3)      -*            277       13
Class 529-F                                     800      35              -*     -*           (10)      (1)           790       34
Class R-1                                       362      17              -*     -*           (55)      (3)           307       14
Class R-2                                     5,388     247              11      1          (854)     (41)         4,545      207
Class R-3                                     5,546     255              14      1        (1,272)     (61)         4,288      195
Class R-4                                       946      45               1     -*          (547)     (25)           400       20
Class R-5                                    11,444     537             410     21        (4,100)    (194)         7,754      364
Total net increase
   (decrease)                             $ 946,457  46,102        $ 14,638    749    $ (795,940) (39,665)     $ 165,155    7,186

Year ended October 31, 2002
Class A                                   $ 859,353  41,301        $ 28,104  1,397    $ (854,651) (41,340)      $ 32,806    1,358
Class B                                      23,023   1,089             400     20       (12,957)    (626)        10,466      483
Class C                                      58,835   2,868              57      3       (47,523)  (2,332)        11,369      539
Class F                                      97,763   4,669              77      4       (74,712)  (3,562)        23,128    1,111
Class 529-A                                   5,324     247               -      -           (65)      (3)         5,259      244
Class 529-B                                     803      38               -      -            (3)      -*            800       38
Class 529-C                                   1,401      65               -      -            (8)      -*          1,393       65
Class 529-E                                     330      15               -      -             -*      -*            330       15
Class 529-F                                       8       1               -      -             -        -              8        1
Class R-1                                        26       1               -      -             -        -             26        1
Class R-2                                       620      32               -      -            (1)      -*            619       32
Class R-3                                       877      45               -      -           (88)      (4)           789       41
Class R-4                                       151       8               -      -           (75)      (4)            76        4
Class R-5                                    32,534   1,452               -      -          (834)     (40)        31,700    1,412
Total net increase
   (decrease)                           $ 1,081,048  51,831        $ 28,638  1,424    $ (990,917) (47,911)     $ 118,769    5,344

* Amount less than one thousand.
(1) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002. Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.
(2) Includes exchanges between share classes of the fund.


6. RESTRICTED SECURITIES

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of October 31, 2003, the total value of restricted securities was $94,571,000, which represented 5.34% of the net assets of the fund.

7. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $570,048,000 and $360,418,000, respectively, during the year ended October 31, 2003.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended October 31, 2003, the custodian fee of $718,000 included $3,000 that was offset by this reduction, rather than paid in cash.

FINANCIAL HIGHLIGHTS (1)

                                                                        Income (loss) from investment operations(2)
                                                                                                  Net
                                                          Net asset                      gains(losses)                  Dividends
                                                             value,              Net     on securities  Total from      (from net
                                                          beginning       investment    (both realized  investment     investment
                                                          of period     income (loss)   and unrealized  operations        income)
Class A:
 Year ended 10/31/2003                                       $18.90             $.39            $6.56       $6.95         $(.25)
 Year ended 10/31/2002                                        19.04              .34              .07         .41          (.55)
 Year ended 10/31/2001                                        22.81              .47            (3.87)      (3.40)         (.37)
 Year ended 10/31/2000                                        23.67              .42            (1.08)       (.66)         (.20)
 Period from 6/17/1999 to 10/31/1999                          23.56              .16             (.05)        .11             -
Class B:
 Year ended 10/31/2003                                        18.69              .22             6.50        6.72          (.12)
 Year ended 10/31/2002                                        18.82              .16              .09         .25          (.38)
 Year ended 10/31/2001                                        22.71              .28            (3.85)      (3.57)         (.32)
 Period from 3/15/2000 to 10/31/2000                          29.09              .20            (6.58)      (6.38)            -
Class C:
 Year ended 10/31/2003                                        18.66              .21             6.48        6.69          (.17)
 Year ended 10/31/2002                                        18.76              .12              .12         .24          (.34)
 Period from 3/15/2001 to 10/31/2001                          21.44              .09            (2.77)      (2.68)            -
Class F:
 Year ended 10/31/2003                                        18.88              .38             6.54        6.92          (.28)
 Year ended 10/31/2002                                        18.98              .28              .12         .40          (.50)
 Period from 3/16/2001 to 10/31/2001                          21.42              .21            (2.65)      (2.44)            -
Class 529-A:
 Year ended 10/31/2003                                        18.89              .40             6.54        6.94          (.27)
 Period from 2/19/2002 to 10/31/2002                          21.19              .14            (2.44)      (2.30)            -
Class 529-B:
 Year ended 10/31/2003                                        18.79              .19             6.48        6.67          (.21)
 Period from 2/26/2002 to 10/31/2002                          21.20              .02            (2.43)      (2.41)            -
Class 529-C:
 Year ended 10/31/2003                                        18.79              .19             6.50        6.69          (.20)
 Period from 2/25/2002 to 10/31/2002                          21.15              .04            (2.40)      (2.36)            -
Class 529-E:
 Year ended 10/31/2003                                        18.86              .31             6.53        6.84          (.24)
 Period from 3/22/2002 to 10/31/2002                          22.57              .10            (3.81)      (3.71)            -
Class 529-F:
 Year ended 10/31/2003                                        18.90              .39             6.52        6.91          (.27)
 Period from 9/17/2002 to 10/31/2002                          19.44                - (3)         (.54)       (.54)            -
Class R-1:
 Year ended 10/31/2003                                        18.85              .23             6.50        6.73          (.25)
 Period from 6/11/2002 to 10/31/2002                          22.44              .01            (3.60)      (3.59)            -
Class R-2:
 Year ended 10/31/2003                                        18.86              .22             6.51        6.73          (.25)
 Period from 6/7/2002 to 10/31/2002                           22.37             (.02)           (3.49)      (3.51)            -
Class R-3:
 Year ended 10/31/2003                                        18.96              .30             6.56        6.86          (.26)
 Period from 6/6/2002 to 10/31/2002                           22.41              .03            (3.48)      (3.45)            -
Class R-4:
 Year ended 10/31/2003                                        18.90              .39             6.57        6.96          (.18)
 Period from 10/7/2002 to 10/31/2002                          18.21                - (3)          .69         .69             -
Class R-5:
 Year ended 10/31/2003                                        18.93              .46             6.57        7.03          (.30)
 Period from 5/15/2002 to 10/31/2002                          23.05              .12            (4.24)      (4.12)            -




                                                                                                        Ratio of     Ratio of net
                                                          Net asset                  Net assets,        expenses    income (loss)
                                                         value, end     Total end  end of period      to average       to average
                                                          of period      return(4)  (in millions)     net assets       net assets
Class A:
 Year ended 10/31/2003                                       $25.60        37.19%        $1,528           1.31%            1.86%
 Year ended 10/31/2002                                        18.90         1.95          1,071           1.34             1.65
 Year ended 10/31/2001                                        19.04       (15.13)         1,053           1.29             2.15
 Year ended 10/31/2000                                        22.81        (2.91)         1,279           1.35             1.61
 Period from 6/17/1999 to 10/31/1999                          23.67          .47            739           1.46 (6)         1.83  (6)
Class B:
 Year ended 10/31/2003                                        25.29        36.12             52           2.10             1.05
 Year ended 10/31/2002                                        18.69         1.17             29           2.15              .78
 Year ended 10/31/2001                                        18.82       (15.91)            20           2.13             1.32
 Period from 3/15/2000 to 10/31/2000                          22.71       (21.93)            16           2.03 (6)          .93  (6)
Class C:
 Year ended 10/31/2003                                        25.18        36.10             39           2.12              .99
 Year ended 10/31/2002                                        18.66         1.15             13           2.14              .61
 Period from 3/15/2001 to 10/31/2001                          18.76       (12.50)             3           2.19 (6)          .69  (6)
Class F:
 Year ended 10/31/2003                                        25.52        37.10             71           1.35             1.77
 Year ended 10/31/2002                                        18.88         1.95             23           1.38             1.35
 Period from 3/16/2001 to 10/31/2001                          18.98       (11.39)             3           1.40 (6)         1.62  (6)
Class 529-A:
 Year ended 10/31/2003                                        25.56        37.18             13           1.30             1.87
 Period from 2/19/2002 to 10/31/2002                          18.89       (10.85)             5           1.47 (6)          .99  (6)
Class 529-B:
 Year ended 10/31/2003                                        25.25        35.86              3           2.27              .89
 Period from 2/26/2002 to 10/31/2002                          18.79       (11.37)             1           2.25 (6)          .14  (6)
Class 529-C:
 Year ended 10/31/2003                                        25.28        35.90              4           2.24              .90
 Period from 2/25/2002 to 10/31/2002                          18.79       (11.16)             1           2.21 (6)          .26  (6)
Class 529-E:
 Year ended 10/31/2003                                        25.46        36.64              1           1.69             1.47
 Period from 3/22/2002 to 10/31/2002                          18.86       (16.44)             - (5)       1.66 (6)          .78  (6)
Class 529-F:
 Year ended 10/31/2003                                        25.54        37.01              1           1.43             1.74
 Period from 9/17/2002 to 10/31/2002                          18.90        (2.78)             - (5)        .17                -  (8)
Class R-1:
 Year ended 10/31/2003                                        25.33        36.07              - (5)       2.10 (7)         1.05
 Period from 6/11/2002 to 10/31/2002                          18.85       (16.00)             - (5)        .81 (7)          .06
Class R-2:
 Year ended 10/31/2003                                        25.34        36.09              6           2.06 (7)          .98
 Period from 6/7/2002 to 10/31/2002                           18.86       (15.69)             1            .83 (7)         (.11)
Class R-3:
 Year ended 10/31/2003                                        25.56        36.63              6           1.68 (7)         1.37
 Period from 6/6/2002 to 10/31/2002                           18.96       (15.39)             1            .68 (7)          .13
Class R-4:
 Year ended 10/31/2003                                        25.68        37.14              1           1.33 (7)         1.79
 Period from 10/7/2002 to 10/31/2002                          18.90         3.79              - (5)        .09 (7)            -  (8)
Class R-5:
 Year ended 10/31/2003                                        25.66        37.60             45           1.01             2.15
 Period from 5/15/2002 to 10/31/2002                          18.93       (17.87)            27            .46              .62


                                                                 Year ended October 31                           June 17 to
                                                         2003       2002       2001       2000                October 31, 1999

Portfolio turnover rate for all classes of shares         30%        32%        40%        30%                       1%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Period from June 17, 1999 to October 31, 1999 is based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) Amount less than one cent.
(4) Total returns exclude all sales charges, including contingent deferred sales charges.
(5) Amount less than 1 million.
(6) Annualized.
(7) During the start-up period for this class, CRMC voluntarily agreed to pay a portion of the fees relating to transfer agent services.
    Had CRMC not paid such fees, expense ratios would have been 2.84%, 2.69%, 1.84% and 1.43% for classes R-1, R-2, R-3 and R-4, respectively, during the year ended October 31, 2003, and 3.49%, 1.04%, .77% and .13% for classes R-1, R-2, R-3 and R-4, respectively, during the period ended October 31, 2002.
(8) Amount less than .01 percent.


INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF NEW WORLD FUND, INC.:

We have audited the accompanying statement of assets and liabilities of New World Fund, Inc. (the "Fund"), including the investment portfolio, as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the period June 17, 1999, commencement of operations, to October 31, 1999 and each of the four years in the period ended October 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New World Fund, Inc. as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the period June 17, 1999, commencement of operations, to October 31, 1999 and each of the four years in the period ended October 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Los Angeles, California
December 11, 2003




TAX INFORMATION (UNAUDITED)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

The fund makes an election under the Internal Revenue Code Section 853 to pass through certain non-U.S. taxes paid by the fund to its shareholders as a foreign tax credit. The amount of foreign tax credit passed through to shareholders for the fiscal year ended October 31, 2003 is $4,190,000. Foreign source income earned by the fund for the fiscal year ended October 31, 2003 was $43,252,000. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their discretion. Generally, it is more advantageous to claim a credit than to take a deduction.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 3.1% of the dividends paid by the fund from net investment income represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2004 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2003 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


OTHER SHARE CLASS RESULTS (UNAUDITED)

CLASS B, CLASS C, CLASS F AND CLASS 529

Returns for periods ended September 30, 2003 (the most recent calendar quarter):

                                                                                     1 YEAR           LIFE OF CLASS
CLASS B SHARES
Reflecting applicable contingent deferred sales
     charge (CDSC), maximum of 5%, payable only
     if shares are sold within six years of purchase                                 +25.85%            -5.31% (1)
Not reflecting CDSC                                                                  +30.85             -4.53 (1)

CLASS C SHARES
Reflecting CDSC, maximum of 1%, payable only
     if shares are sold within one year of purchase                                  +29.86             +4.95 (2)
Not reflecting CDSC                                                                  +30.86             +4.95 (2)

CLASS F SHARES (3)
Not reflecting annual asset-based fee charged
     by sponsoring firm                                                              +31.88             +6.09 (4)

CLASS 529-A SHARES
Reflecting 5.75% maximum sales charge                                                +24.36             +4.98 (5)
Not reflecting maximum sales charge                                                  +31.91             +8.91 (5)

CLASS 529-B SHARES
Reflecting applicable CDSC, maximum of 5%, payable
     only if shares are sold within six years of purchase                            +25.75             +5.63 (6)
Not reflecting CDSC                                                                  +30.75             +8.05 (6)

CLASS 529-C SHARES
Reflecting CDSC, maximum of 1%, payable only
     if shares are sold within one year of purchase                                  +29.68             +8.19 (7)
Not reflecting CDSC                                                                  +30.68             +8.19 (7)

CLASS 529-E SHARES (3)
Total return                                                                         +31.41             +4.65 (8)

CLASS 529-F SHARES (3)
Not reflecting annual asset-based fee charged
     by sponsoring firm                                                              +31.80            +24.06 (9)

(1) Average annual total return from March 15, 2000, when Class B shares were first sold.
(2) Average annual total return from March 15, 2001, when Class C shares were first sold.
(3) These shares are sold without any initial or contingent deferred sales charge.
(4) Average annual total return from March 16, 2001, when Class F shares were first sold.
(5) Average annual total return from February 19, 2002, when Class 529-A shares were first sold.
(6) Average annual total return from February 26, 2002, when Class 529-B shares were first sold.
(7) Average annual total return from February 25, 2002, when Class 529-C shares were first sold.
(8) Average annual total return from March 22, 2002, when Class 529-E shares were first sold.
(9) Average annual total return from September 17, 2002, when Class 529-F shares were first sold.

BOARD OF DIRECTORS

"NON-INTERESTED" DIRECTORS

                                            YEAR FIRST
                                            ELECTED
                                            A DIRECTOR
NAME AND AGE                                OF THE FUND(1)    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

ELISABETH ALLISON, 57                           1999          Senior Partner, ANZI, Ltd. (mergers and acquisitions, joint ventures and licensing consultants); Chief Business Adviser, Harvard Medical
                                                              School; former Senior Vice President, Development, McGraw Hill
                                                              Companies

ROBERT A. FOX, 66                               1999          Managing General Partner, Fox Investments LP; former Professor,
                                                              University of California; retired President and CEO, Foster Farms
                                                              (poultry producer)

KOICHI ITOH, 63                                 1999          Executive Chairman, Itoh Building Co., Ltd.; former President,
                                                              Autosplice KK; former Managing Partner, VENCA Management (venture capital)

WILLIAM H. KLING, 61                            1999          President, American Public Media Group

JOHN G. MCDONALD, 66                            1999          The IBJ Professor of Finance, Graduate School
                                                              of Business, Stanford University

WILLIAM I. MILLER, 47                           1999          Chairman of the Board, Irwin Financial Corporation

ALESSANDRO OVI, 59                              2001          Special Advisor to the President of the European
                                                              Commission; former CEO, Tecnitel

KIRK P. PENDLETON, 64                           1999          Chairman of the Board and CEO, Cairnwood, Inc. (venture capital investment)



"NON-INTERESTED" DIRECTORS

                                          NUMBER OF
                                          BOARDS WITHIN THE
                                          FUND COMPLEX (2)
                                          ON WHICH
NAME AND AGE                              DIRECTOR SERVES     OTHER DIRECTORSHIPS (3) HELD BY DIRECTOR

ELISABETH ALLISON, 57                             3           None

ROBERT A. FOX, 66                                 7           Crompton Corporation

KOICHI ITOH, 63                                   3           None

WILLIAM H. KLING, 61                              6           Irwin Financial Corporation; St. Paul Companies

JOHN G. MCDONALD, 66                              8           iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation;
                                                              Varian, Inc.

WILLIAM I. MILLER, 47                             3           Cummins, Inc.; Tennant Company

ALESSANDRO OVI, 59                                2           Korn & Ferry; SEAT (Telecom Italia); ST Microelectronics

KIRK P. PENDLETON, 64                             6           None

ALAN GREENWAY, a founding Director and member of the Board since 1999, has retired. The Directors thank him for his many contributions to the fund.


"INTERESTED" DIRECTORS (4)

                                             YEAR FIRST
                                             ELECTED A
                                             DIRECTOR OR      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND
NAME, AGE AND                                OFFICER OF       POSITIONS HELD WITH AFFILIATED ENTITIES OR THE PRINCIPAL
POSITION WITH FUND                           THE FUND (1)     UNDERWRITER OF THE FUND

GINA H. DESPRES, 62                             1999          Senior Vice President, Capital Research and
Chairman of the Board                                         Management Company; Vice President,
                                                              Capital Strategy Research, Inc. (5)

ROBERT W. LOVELACE, 41                          1999          Senior Vice President, Capital Research and
President                                                     Management Company; Chairman of the Board and Principal Executive
                                                              Officer, Capital Research Company; (5) Director, American Funds
                                                              Distributors, Inc.; (5) Director, The Capital Group Companies, Inc.(5)

"INTERESTED" DIRECTORS (4)
                                           NUMBER OF
                                           BOARDS WITHIN THE
                                           FUND COMPLEX (2)
NAME, AGE AND                              ON WHICH
POSITION WITH FUND                         DIRECTOR SERVES    OTHER DIRECTORSHIPS (3) HELD BY DIRECTOR

GINA H. DESPRES, 62                               4           None
Chairman of the Board

ROBERT W. LOVELACE, 41                            2           None
President

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION:
FUND SECRETARY.


OTHER OFFICERS (6)

                                             YEAR FIRST
                                             ELECTED AN       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND
NAME, AGE AND                                OFFICER OF       POSITIONS HELD WITH AFFILIATED ENTITIES OR THE PRINCIPAL
POSITION WITH FUND                           THE FUND (1)     UNDERWRITER OF THE FUND

MARK E. DENNING, 46                             1999          Director, Capital Research and Management
Senior Vice President                                         Company; Director, The Capital Group Companies, Inc.;(5) Senior Vice
                                                              President, Capital Research Company(5)

DAVID C. BARCLAY, 47                            1999          Senior Vice President and Director, Capital Research
Vice President                                                and Management Company; Director, Capital Research Company(5)

MICHAEL J. DOWNER, 48                           2003          Vice President and Secretary, Capital Research and
Vice President                                                Management Company; Secretary, American Funds Distributors, Inc.;(5)
                                                              Director, Capital Bank and Trust Company(5)

ALWYN HEONG, 43                                 1999          Senior Vice President, Capital Research Company(5)
Vice President

JOSEPH R. HIGDON, 62                            1999          Senior Vice President, Capital Research Company;(5)
Vice President                                                Senior Vice President and Director, Capital Strategy Research, Inc.(5)

CARL M. KAWAJA, 39                              1999          Senior Vice President, Capital Research Company;(5)
Vice President                                                Director, Capital International, Inc.(5)

VINCENT P. CORTI, 47                            1999          Vice President-- Fund Business Management
Secretary                                                     Group, Capital Research and Management Company

R. MARCIA GOULD, 49                             1999          Vice President-- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

DAYNA G. YAMABE, 36                             1999          Vice President-- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company

(1) Directors and officers of the fund serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series(R) and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(5) Company affiliated with Capital Research and Management Company.
(6) All of the officers listed, with the exception of Joseph R. Higdon, are officers and/or Directors/Trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser.

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065 Santa Ana, CA 92799-5065

P.O. Box 659522 San Antonio, TX 78265-9522

P.O. Box 6007 Indianapolis, IN 46206-6007

P.O. Box 2280 Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Kirkpatrick & Lockhart LLP
Four Embarcadero Center
San Francisco, CA 94111-4121

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in New World Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.79 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge ("CDSC") of up to 5% that declines over time. Class C shares were subject to annual expenses 0.81 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.04 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF NEW WORLD FUND AND COLLEGEAMERICA CAREFULLY. THIS AND OTHER IMPORTANT INFORMATION IS CONTAINED IN THE PROSPECTUS, WHICH CAN BE OBTAINED FROM YOUR FINANCIAL ADVISER AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

THE AMERICAN FUNDS PROXY VOTING GUIDELINES -- USED TO DETERMINE HOW TO VOTE PROXIES RELATING TO PORTFOLIO SECURITIES -- ARE AVAILABLE UPON REQUEST, FREE OF CHARGE, BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180, VISITING THE AMERICAN FUNDS WEBSITE AT AMERICANFUNDS.COM OR ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION WEBSITE AT WWW.SEC.GOV.

This report is for the information of shareholders of New World Fund but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2003, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.


[logo - American Funds(R)]

The right choice for the long term(R)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 20 million shareholder accounts.

OUR UNIQUE COMBINATION OF STRENGTHS INCLUDES THESE FIVE FACTORS:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. Nearly 70% of them were in the investment business before the sharp market decline of 1987.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

o  GROWTH FUNDS
   Emphasis on long-term growth through stocks
   AMCAP Fund(R)
   EuroPacific Growth Fund(R)
   The Growth Fund of America(R)
   The New Economy Fund(R)
   New Perspective Fund(R)
>  New World Fund(SM)
   Smallcap World Fund(R)

o  GROWTH-AND-INCOME FUNDS
   Emphasis on long-term growth and dividends through stocks
   American Mutual Fund(R)
   Capital World Growth and Income Fund(SM)
   Fundamental Investors(SM)
   The Investment Company of America(R)
   Washington Mutual Investors Fund(SM)

o  EQUITY-INCOME FUNDS
   Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
   The Income Fund of America(R)

o  BALANCED FUND
   Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

o  BOND FUNDS
   Emphasis on current income through bonds
   American High-Income Trust(SM)
   The Bond Fund of America(SM)
   Capital World Bond Fund(R)
   Intermediate Bond Fund of America(R)
   U.S. Government Securities Fund(SM)

o  TAX-EXEMPT BOND FUNDS
   Emphasis on tax-free current income through municipal bonds American High-Income Municipal Bond Fund(R) Limited Term Tax-Exempt Bond Fund of America(SM)
   The Tax-Exempt Bond Fund of America(R)

   State-specific tax-exempt funds
   The Tax-Exempt Fund of California(R)
   The Tax-Exempt Fund of Maryland(R)
   The Tax-Exempt Fund of Virginia(R)

o  MONEY MARKET FUNDS
   The Cash Management Trust of America(R)
   The Tax-Exempt Money Fund of America(SM)
   The U.S. Treasury Money Fund of America(SM)

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. MFGEAR-936-1203

Litho in USA KBD/GRS/8066

Printed on recycled paper


ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that Robert A. Fox, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

Form N-CSR disclosure requirement not yet effective with respect to Registrant.


ITEM 5 - Audit Committee of Listed Registrants

Not applicable.


ITEM 6 - Reserved


ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Reserved


ITEM 9 - Controls and Procedures

(a) The officers providing the certifications in this report in accordance with rule 30a-2 under the Investment Company Act of 1940 have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.



ITEM 10 - Exhibits

(a)  The Code of Ethics that is the subject of the disclosure required by
     Item 2 is attached as an exhibit hereto.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               New World Fund, Inc.



By  /s/ Robert W. Lovelace
    ---------------------------------
Robert W. Lovelace, President and PEO

Date: January 9, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By /s/ Robert W. Lovelace
   ----------------------------------
Robert W. Lovelace, President and PEO

Date: January 9, 2004



By /s/ R. Marcia Gould
   -----------------------
R. Marcia Gould, Treasurer

Date: January 9, 2004